Exhibit 31.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO
RULE 13a-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I, Manuel J. Mehos, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A (Amendment No.1) of Green Bancorp, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

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Date: April 14, 2017	/s/ Manuel J. Mehos
Manuel J. Mehos
Chairman and Chief Executive Officer